EXHIBIT 32.1
Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 (the “Periodic Report”), I, Daniel R. Sheehan, Chief Executive Officer of Professional Holding Corp. (the “Company”) hereby certify that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2021	/s/ Daniel R. Sheehan
Name: Daniel R. Sheehan
Title: Chief Executive Officer